UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2018

Date of Report (Date of earliest event reported)

Workday, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

6110 Stoneridge Mall Road

Pleasanton, California 94588

(Address of principal executive offices, including zip code)

(925) 951-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Workday, Inc. (“Workday”) held its Annual Meeting of Stockholders on June 20, 2018 (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on four proposals, each of which is described in more detail in Workday’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2018. Present at the Annual Meeting in person or by proxy were holders representing 204,795,382 shares of Common Stock, representing 817,871,692 votes and 97.89% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.	To elect three Class III directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2019;

3.	To conduct an advisory vote regarding named executive officer compensation; and

4.	To approve limits on non-employee director compensation under Workday’s 2012 Equity Incentive Plan.

The nominees for director proposed by Workday were elected to serve until Workday’s 2021 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Aneel Bhusri	802,305,518	948,924	14,617,250	99.88%
David A. Duffield	789,709,729	13,544,713	14,617,250	98.31%
Lee J. Styslinger III	802,005,372	1,249,070	14,617,250	99.84%

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
816,753,303	693,395	424,994	—	99.91%

Stockholders voted for an advisory vote regarding named executive officer compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
796,319,339	6,837,254	97,849	14,617,250	99.14%

Stockholders voted for a proposal to impose limits on non-employee director compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
763,175,207	39,986,065	93,170	14,617,250	95.02%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Workday, Inc.

Date: June 25, 2018	By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Senior Vice President, General Counsel and Secretary